Exhibit 99.1

June 18, 2007

To:	Holders of MedImmune, Inc.
1.375% Convertible Senior Notes due 2011 (CUSIP: 584699 AF 9 and 584699 AG 7) and
1.625% Convertible Senior Notes due 2013 (CUSIP: 584699 AH 5 and 584699 AJ1)

The Bank of New York
as Trustee, Paying Agent and Conversion Agent
101 Barclay Street
Floor 8 West
New York, NY 10286
Attention: Corporate Trust Administration

Re:	Notice of Fundamental Change and
Make-Whole Fundamental Change

Reference is hereby made to the Indenture, dated June 28, 2006, between MedImmune, Inc., a Delaware corporation (the “Company”), and The Bank of New York, a New York banking corporation (the “Trustee”), relating to the Company’s 1.375% Convertible Senior Notes due 2011 (the “2011 Notes”), and the Indenture, dated June 28, 2006, between the Company and the Trustee, relating to the Company’s 1.625% Convertible Senior Notes due 2013 (the “2013 Notes” and, together with the 2011 Notes, the “Notes”) (such indentures, collectively, the “Indentures”).  Capitalized terms used in this notice without definition have the respective meanings ascribed to them in the Indentures.  You may request a copy of the Indentures by calling the Company at (301) 398-0000 or mailing a request to the Company at One MedImmune Way, Gaithersburg, Maryland 20878, Attention: General Counsel.  In addition, copies of the Indentures were included as exhibits to the Company’s Current report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on June 5, 2006, which is available on the SEC’s website at www.sec.gov.

The Merger with AstraZeneca Biopharmaceuticals

On April 22, 2007, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with AstraZeneca PLC, a public limited company incorporated under the laws of England and Wales (“AstraZeneca”), and AstraZeneca Biopharmaceuticals Inc., a Delaware corporation and an indirect wholly owned subsidiary of AstraZeneca (“AstraZeneca Biopharmaceuticals”).

Pursuant to the Merger Agreement, AstraZeneca Biopharmaceuticals commenced a tender offer (the “Offer”) to purchase all outstanding shares of the Company’s common stock, par value $0.01 per share (including the associated preferred stock purchase rights, the “Shares”), at $58.00 per Share, net to the seller in cash (the “Offer Price”).  The initial offering period of the Offer expired at 12:00 midnight, New York City time, on Thursday, May 31, 2007.  AstraZeneca Biopharmaceuticals also commenced a subsequent offering period for all Shares not tendered during the initial offering period.  During the subsequent offering period, Shares that were tendered were immediately accepted and promptly paid the Offer Price.  The subsequent offering period expired at 12:00 midnight, New York City time, on Tuesday, June 5, 2007.

According to The Bank of New York, the depositary for the Offer, AstraZeneca Biopharmaceuticals purchased in the initial and subsequent offering periods of the Offer 219,463,013 Shares, representing approximately 91.9% of the outstanding Shares.

On June 18, 2007, AstraZeneca Biopharmaceuticals merged with and into the Company (the “Merger”) and the Company became an indirect, wholly owned subsidiary of AstraZeneca.  In the Merger, all Shares remaining outstanding after the Offer, other than Shares held by AstraZeneca, the Company or any of their subsidiaries or by stockholders who have validly exercised their appraisal rights under Delaware law, were converted into the right to receive the Offer Price.  As a result of the Merger, the Shares ceased to be listed and traded on the NASDAQ Global Select Market.

NOTICE OF MAKE-WHOLE FUNDAMENTAL CHANGE

AND FUNDAMENTAL CHANGE

In accordance with Sections 10.01(A)(iv), 10.01(C) and 10.14(D) of the Indentures, notice is hereby given that a Make-Whole Fundamental Change occurred on June 18, 2007, the date of the consummation of the Merger (the “Effective Date”).  In addition, a Fundamental Change also occurred upon the consummation of the Offer and the Merger and the delisting of the Shares from the Nasdaq Global Select Market.

CONVERTIBILITY OF THE NOTES

Pursuant to Sections 10.01(A)(iv), 10.01(C) and 10.14(D) of the Indentures, Holders may surrender securities for conversion at any time during the period (the “Make-Whole Convertibility Period”) that:

•                  began on, and includes, May 2, 2007, the date that was 45 calendar days prior to June 16, 2007, the announced “anticipated effective date” of the Merger; and

•                  ends on, and includes, July 31, 2007, the date that is 30 Business Days after the Effective Date.

In accordance with Section 10.11 of the Indentures, from and after the Effective Date, the Notes are convertible solely into cash and are no longer potentially convertible in part into Shares.  The amount of cash to be received per $1,000 principal amount of Notes will equal the Conversion Rate multiplied by the Offer Price ($58.00).

Payment of Conversion Value

For the convenience of the Holders, the Company has determined to disregard the Cash Settlement Averaging Period that would have been applicable upon conversion of the Notes.  Therefore, upon conversion a Holder will be paid cash as soon as practicable, but in no event later than the third Business Day, following the Business Day on which such Holder satisfies all requirements for such conversion set forth below under “Conversion Procedures.”

The Company will provide the Conversion Agent with the appropriate amount of cash required to pay the conversion value.  The Conversion Agent will promptly thereafter distribute that cash to The Depository Trust Company (the “DTC”) (with respect to Global Securities) and each individual Holder of Notes that are in certificated form, if any.  For cash distributed to DTC, DTC will thereafter distribute the cash to its participants in accordance with its applicable procedures.

With respect to beneficial interests in a Global Security, any Holder(s) may request, in accordance with the rules and procedures of DTC, that cash payments for converted Notes be credited to such account at DTC as such Holder(s) may designate.  If no such instructions are given, cash payment for such Notes will be made to the Holder(s)’ account.

If payment of cash upon conversion of Notes is to be made to, or if Notes not converted are to be registered in the name of, any persons other than the Holder(s) effecting the conversion, or if converted Notes are registered in the name of any person other than the person(s) effecting the conversion, the amount of any transfer taxes (whether imposed on the such Holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the cash payment unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted.

INCREASE IN CONVERSION RATE DUE TO

MAKE-WHOLE FUNDAMENTAL CHANGE

As a result of the Make-Whole Fundamental Change, the Conversion Rate applicable to Notes that are surrendered for conversion during the Make-Whole Convertibility Period will be increased pursuant to Section 10.14 of the Indentures.

The Conversion Rates for the Notes that are converted during the Make-Whole Convertibility Period are:

•                  30.9510 Shares ($1,795.16) for each $1,000 principal amount of the 2011 Notes, and

•                  31.4753 Shares ($1,825.57) for each $1,000 principal amount of 2013 Notes,

based on, in each case, the Conversion Rate in effect as of June 18, 2007 of 29.9679 Shares ($1,738.14) per $1,000 principal amount of Notes.  The cash amounts shown in parentheses above reflect the amount of cash to be received per $1,000 principal amount of Notes, determined by multiplying the Conversion Rate by the Offer Price.

In order to receive the increased Conversion Rate set forth above, Holders must surrender their Notes for conversion during the Make-Whole Convertibility Period.  The Conversion Rate will not be subject to any additional adjustments.

If a Holder fails to convert its Notes during the Make-Whole Convertibility Period, such Holder will be entitled, notwithstanding the expiration of the Make-Whole Convertibility Period, to convert its Notes up until the Business Day immediately preceding the Maturity Date.  However, such Holder will not be entitled to any increase in the Conversion Rate pursuant to Section 10.14 of the Indentures in respect of such Notes so converted, unless such conversion occurs during the Make-Whole Convertibility Period.

This Notice also serves as the notice to the Holders required by Section 10.09 of the Indentures with respect to the adjustment to the Conversion Rate described above.

CONVERSION PROCEDURES

Procedures for Conversion

A Holder may convert a portion of a Note, but only if that portion is an integral multiple of $1,000 in principal amount.

The Company will pay any documentary, stamp or similar issue or transfer tax or duty due on the issue of Shares, if any, upon conversion of a Note.  However, a Holder that converts a Note must pay any such tax or duty which is due because such Shares are issued in a name other than such Holder’s name.

As described below, the procedures to be followed by Holders to exercise the conversion privilege described in this Notice depend on whether their Notes are in certificated form or are a Global Security.

Notes held in Certificated Form

To convert a Note that is held in certificated form, the Holder must:

•                  complete and sign a Conversion Notice (a copy of which is attached hereto or which can be found on the back of the Security), with an appropriate signature guarantee;

•                  surrender the Note to the Conversion Agent;

•                  furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent;

•                  pay the amount of interest, if any, the Holder must pay in accordance with the applicable Indenture (see “Interest Payments” below); and

•                  pay any tax or duty if required pursuant to the applicable Indenture.

Global Securities

To convert a beneficial interest in a Note that is a Global Security, the Holder must, in addition to complying with any other rules and procedures of DTC:

•                  cause there to be completed and delivered an appropriate instruction form for conversion, in accordance with the rules and procedures of DTC;

•                  cause there to be delivered to the Conversion Agent, through the facilities of DTC, in accordance with the rules and procedures of DTC, the interest in the Global Security to be converted;

•                  pay the amount of interest, if any, the Holder must pay in accordance with the applicable Indenture (see “Interest Payments” below); and

•                  pay any tax or duty if required pursuant to the applicable Indenture.

Interest Payments

As set forth in Section 10.02(D) of the Indentures, except as provided below, no payment or adjustment will be made for accrued interest on a converted Note, and accrued interest will be deemed to be paid by the consideration to be received by such Holder upon conversion.

If a Holder surrenders a Note for conversion after the close of business on July 1, 2007, the record date for the next payment of an installment of interest, and prior to July 15, 2007, the related interest payment date, then, notwithstanding such conversion, the interest payable with respect to such Note on such interest payment date will be paid, on such interest payment date, to the Holder of record of such Note at the close of business on such record date.  However, a Holder who surrenders the Note for conversion during this period must pay to the Conversion Agent, upon surrender of the Note, an amount equal to the interest payable on such interest payment date on the portion of the Note being converted, except to the extent of any overdue interest, if any overdue interest exists at the time of conversion with respect to such Note.

The 2011 Notes and 2013 Notes bear interest at an annual rate of 1.375% and 1.625%, respectively, payable semi-annually, computed on the basis of a 360-day year of twelve 30-day months.  The interest payment dates for the Notes are January 15 and July 15 of each year, and the corresponding record dates are the immediately preceding January 1 and July 1, respectively.

REPURCHASE AT THE OPTION OF THE HOLDER

Pursuant to Section 3.02 of the Indentures, as a result of the Fundamental Change described above, Holders of the Notes have the right (the “Fundamental Change Repurchase Right”) to require the Company to repurchase all of their Notes (or portions thereof that are integral multiples of $1,000 in principal amount) on Monday, July 23, 2007 (the “Fundamental Change Repurchase Date”) at a repurchase price payable in cash equal to 100% of the principal amount of the Notes to be repurchased (the “Fundamental Change Repurchase Price”), plus accrued and unpaid interest to, but excluding July 23, 2007.

The Company will determine, in its sole discretion, all questions as to the form of documents, eligibility, validity (including time of receipt) and acceptance for payment of any surrender of Notes and the Company’s determinations shall be final and binding on all parties.

The form of Purchase Notice to be completed by a Holder in order to exercise such right to require the Company to purchase such Holder’s Notes is attached as Exhibit B to this Notice.  Pursuant to Section 3.02(B) of the Indentures, Holders are advised as follows:

(1)                                  The events causing the Fundamental Change are described above in this Notice.

(2)                                  The dates of the events causing the Fundamental Change are described above in this Notice.

(3)                                  The Fundamental Change Repurchase Date as noted above in respect of the Fundamental Change described above is July 23, 2007.

(4)                                  The last date by which the Purchase Notice must be delivered to elect to exercise the Fundamental Change Repurchase Right pursuant to Section 3.02(A) of the Indentures is July 18, 2007, the third Business Day immediately preceding the Fundamental Change Repurchase Date.

(5)                                  The Fundamental Change Repurchase Price for the Notes is $1,000 per $1,000 principal amount of Notes.  In addition to the Fundamental Change Repurchase Price, accrued but unpaid interest through July 22, 2007, the date immediately preceding the Fundamental Change Repurchase Date, will be paid to Holders of the Notes that exercise their Fundamental Change Repurchase Right.  Accrued interest from July 15, 2007, the interest payment date prior to the Fundamental Change Repurchase Date, through July 22, 2007 will be $0.27 per $1,000 principal amount of the Notes, with respect to the 2011 Notes, and $0.32 per $1,000 principal amount of the Notes, with respect to the 2013 Notes.

(6)                                  The Bank of New York is the Paying Agent and the Conversion Agent, and its address is The Bank of New York, 101 Barclay Street, Floor 8 West, New York, NY 10286, Attention: Corporate Trust Administration.  The telephone number of the Paying Agent and the Conversion Agent is (212) 815-5360.

(7)                                  The procedures a Holder must follow to exercise the Fundamental Change Repurchase Right are described below under “Manner of Exercise.”

(8)                                  In order to exercise the Fundamental Change Repurchase Right, the Notes (together with all necessary endorsements) must be surrendered for payment of the Fundamental Change Repurchase Price plus accrued and unpaid interest.

(9)                                  The Fundamental Change Repurchase Price, plus accrued and unpaid interest to, but excluding the Fundamental Change Repurchase Date, for any of the Notes as to which a Purchase Notice has been given and not withdrawn will be paid as promptly as practicable, but in no event more than the third Business Day after the later of such Fundamental Change Repurchase Date and the time of delivery of the Note (together with all necessary endorsements) as described in clause (8) above.

(10)                            On and after the Fundamental Change Repurchase Date (unless there shall be a Default in the payment of the consideration payable upon the exercise of the Fundamental Change Repurchase Right), interest on Notes subject to repurchase will cease to accrue, and all rights of the Holders of such Notes shall terminate, other than the right to receive the consideration payable as provided in this Notice upon the Repurchase Upon Fundamental Change.

(11)                            A Holder will be entitled to withdraw its election in the Purchase Notice if the Paying Agent receives, prior to the close of business on July 20, 2007, the Business Day immediately preceding the Fundamental Change Repurchase Date, or such longer period as may be required by law, a letter or telegram, telex or facsimile transmission (receipt of which is confirmed and promptly followed by a letter) setting forth the information described below under “Withdrawal of Purchase Notice.”

(12)                            The Conversion Rate in effect as of June 18, 2007 of 29.9679 Shares per $1,000 principal amount of Notes.  The Conversion Rate will be increased with respect to Notes surrendered for conversion during the Make-Whole Convertibility Period, as discussed under “Increase in Conversion Rate due to Make-Whole Fundamental Change” above.

(13)                            Notes with respect to which a Purchase Notice is given by a Holder may be converted only if such Purchase Notice has been withdrawn in accordance with the procedures described below under “Withdrawal of Purchase Notice”, or if there shall be a Default in the payment of the Fundamental Change Repurchase Price or in the accrued and unpaid interest, if any, payable as herein provided upon Repurchase Upon Fundamental Change.

(14)                            The CUSIP number of 2011 Notes that are Restricted Securities is 584699 AF 9 and the CUSIP number of 2011 Notes that are not Restricted Securities is 584699 AG 7.  The CUSIP number of 2013 Notes that are Restricted Securities is 584699 AH 5 and the CUSIP number of 2013 Notes that are not Restricted Securities is 584699 AJ 1.

This Notice setting forth Holders’ rights and procedures with respect to exercising their option, pursuant to Section 3.02 of the Indenture, to require the Company to repurchase their Notes for cash is being sent to Holders solely to comply with Section 3.02 of the Indenture.  Please note that the Fundamental Change Repurchase Price that would be received by a Holder upon the purchase by the Company of such Holder’s Notes is substantially less than the value which, based on the Offer Price, would be received upon conversion of such Notes.  In addition, as described in this Notice, such value will increase due to an increase in the Conversion Rate pursuant to Section 10.14 of the Indentures if a Holder converts such Holder’s Notes during the Make-Whole Convertibility Period.

Each Holder should review this Notice carefully and consult with such Holder’s own financial and tax advisors in determining, and make such Holder’s own decision as to, whether or not to surrender Notes for purchase by the Company pursuant to Section 3.01 of the Indentures and, if so, the amount of Notes to surrender.  None of the Company, its board of directors, officers or other representatives, nor the Paying Agent or Conversion Agent, are making any representation or recommendation to any Holder as to whether or not to surrender Notes for purchase by the Company at the Fundamental Change Repurchase Price.

Manner of Exercise

Notes in Certificated Form

To exercise the Fundamental Change Repurchase Right, a person that holds Notes in certificated form must:

•                  deliver to the Paying Agent, no later than 5:00 p.m., New York City time, on Wednesday, July 18, 2007, a duly completed and signed Purchase Notice, in the form attached hereto as Exhibit B or any other form of written notice substantially similar thereto; and

•                  deliver to the Paying Agent, at any time after the delivery of the Purchase Notice, the Notes (together with all necessary endorsements) to be repurchased pursuant to such Purchase Notice.

No signature guarantee, as contemplated by the Purchase Notice, is required if either:

(a)                                  the Fundamental Change Purchase Notice is signed by the registered Holder(s) of the Notes (which term includes any participant in DTC whose name appears on a security position listing as the Holder of such Notes) surrendered with the Purchase Notice, unless such Holder has completed the box in the Purchase Notice entitled “Special Issuance Instructions”; or

(b)                                 the Notes surrendered with the Purchase Notice are surrendered for the account of an eligible guarantor institution, as defined in Rule 17Ad-15 under the Exchange Act (each, an “Eligible Institution”).

In all other cases, an Eligible Institution must guarantee the signatures on the Purchase Notice.

Upon such delivery of Notes to the Paying Agent, the Holder will be entitled to receive, upon request, from the Paying Agent, a nontransferable receipt of deposit evidencing such delivery.

Global Securities

If a Holder holds a beneficial interest in a Global Security, such Holder must comply with the following, in addition to any other rules and transmittal procedures of DTC for delivering a beneficial interest in a Global Security:

(a)                                  deliver by book-entry transfer to the Paying Agent’s account at DTC through DTC’s Automatic Tenders over the Participant Terminal System (“PTS”), subject to the terms and procedures of that system, such Holder’s beneficial interest in the Global Security; and

(b)                                 electronically transmit such Holder’s acceptance of such transfer of beneficial interest through PTS, subject to the terms and procedures of that system.

In surrendering through PTS, the electronic instructions sent to DTC by the Holder or by a broker, dealer, commercial bank, trust company or other nominee on the Holder’s behalf, and transmitted by DTC to the Paying Agent, will acknowledge, on behalf of DTC and the Holder, receipt by the Holder of and agreement to be bound by the terms of the purchase by the Company of the Notes pursuant to Section 3.02 of the Indentures, including those set forth in the Purchase Notice, a form of which is attached as Exhibit B, as well as such Holder’s agreement to be bound by the terms and procedures of PTS.

Effect of Delivery of Purchase Notice

Once the Purchase Notice has been duly given, the Notes to be repurchased will become due and payable on July 23, 2007, and on and after such date (unless there is a Default in the payment of the Repurchase Price), such Notes will cease to bear interest, and all rights of the Holders of such Notes will terminate, other than the right to receive the Repurchase Price.

In addition, Notes with respect to which a Purchase Notice has been duly delivered may be converted only if such Purchase Notice has first been withdrawn as described below or if there is a Default in the payment of the Repurchase Price.

Withdrawal of Purchase Notice

Notes surrendered for purchase may be withdrawn at any time prior to 5:00 p.m., New York City time, on July 20, 2007, the Business Day immediately preceding the Fundamental Change Repurchase Date.

In order to withdraw a Purchase Notice submitted with respect to Notes in certificated form, a Holder must deliver a written notice of withdrawal, a form of which is attached as Appendix 1 to Exhibit B, (which may be delivered by mail, overnight courier, hand delivery, facsimile transmission or in any other written form)  to the Paying Agent which specifies:

(1)          the name of such Holder;

(2)          a statement that such Holder is withdrawing its election to have Notes purchased by the Company on the Fundamental Change Repurchase Date pursuant to a Repurchase Upon Fundamental Change;

(3)          the certificate number of the Note being withdrawn in whole or in part;

(4)          the principal amount of the Note or portion thereof (which must be a principal amount of $1,000 or an integral multiple of $1,000 in excess thereof) with respect to which such notice of withdrawal is being submitted; and

(5)          the portion of the principal amount of the Security that will remain subject to the Purchase Notice, which portion must be a principal amount of $1,000 or an integral multiple thereof.

In order to withdraw a beneficial interest in a Global Security that has been surrendered for purchase by the Company, a Holder must:

(1)          deliver a notice of withdrawal to the Paying Agent through PTS, subject to the terms and procedures of that system, which specifies:

(a)          the principal amount of the beneficial interest in the Global Security or portion thereof (which must be a principal amount of $1,000 or an integral multiple of $1,000 in excess thereof) with respect to which such notice of withdrawal is being submitted; and

(b)         the portion of the principal amount of the beneficial interest in the Global Security that will remain subject to the Fundamental Change Purchase Notice, which portion must be a principal amount of $1,000 or an integral multiple thereof.

(2)          comply with the withdrawal procedures of DTC in sufficient time to allow DTC to withdraw those Securities prior to 5:00 p.m., New York City time, on July 20, 2007.

Holders bear the risk of untimely withdrawal of previously surrendered Notes.

Payment of the Fundamental Change Repurchase Price

The Repurchase Price for any Note as to which a Purchase Notice has been duly given and not withdrawn will be paid as promptly as practicable, but in no event later than the third Business Day after the later of July 23, 2007 and the time of delivery of the Notes (together with all necessary endorsements) as described above.

PAYING AGENT AND CONVERSION AGENT

The Trustee is acting as the Paying Agent and the Conversion Agent, and the address and telephone number of the Trustee are as follows:

The Bank of New York

101 Barclay Street

Floor 8 West

New York, NY 10286

Attention: Corporate Trust Administration

Phone: (212) 815-5360

TAXPAYER IDENTIFICATION INFORMATION

Each Holder converting Notes or surrendering Notes pursuant to the Repurchase Upon Fundamental Change must provide such Holder’s correct Taxpayer Identification Number, which generally is such Holder’s Social Security Number or federal Employer Identification Number, and certain other information, on the Substitute Form W-9, which is attached hereto, or, alternatively, to establish another basis for exemption from backup withholding.  In addition, a Holder must cross out item (2) in the Certification box on the Substitute Form W-9 if the Holder is subject to backup withholding.  Failure to provide the correct information on the form may subject the Holder to a $50 penalty imposed by the Internal Revenue Service and tax backup withholding of 28% on the payments made to the Holder or to the payee with respect to Notes.

Holders should consult their tax advisor for further guidance regarding the completion of Substitute Form W-9, IRS Form W-8BEN, or another version of IRS Form W-8 to claim exemption from backup withholding.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. These SEC filings are available to the public over the Internet at the SEC’s website at www.sec.gov.  You may also read and copy any document the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 or obtain copies of these documents at prescribed rates by writing to the SEC.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of its Public Reference Room.

The documents listed below (as they may be amended from time to time) contain important information about the Company and the Notes, and Holders should review these documents carefully before determining whether or not to exercise the Fundamental Change Repurchase Right, convert their Notes as described in this notice or otherwise retain or dispose of their Notes:

•                  the Company’s annual report on Form 10-K for the year ended December 31, 2006, filed with the SEC on February 27, 2007, as amended by the Amendment No. 1 to the Company’s Form 10-K, filed with the SEC on April 30, 2007 (file no. 000-19131);

•                  the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2007, filed with the SEC on April 30, 2007 (file no. 000-19131);

•                  the Company’s current reports on Form 8-K, filed with the SEC on April 3, 2007, April 12, 2007, April 23, 2007, May 8, 2007, June 1, 2007 and June 18, 2007 (file no. 000-19131);

•                  the descriptions of the Shares and related rights set forth in the Company’s registration statements on Form 8-A filed with the SEC on April 4, 1991 and December 1, 1998, and any documents subsequently filed that amend such descriptions (file no. 000-19131); and

•                  future filings the Company makes with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, on or after the date of this notice.

For more information about the Tender Offer and the Merger, Holders should review the tender offer statement on Schedule TO, as amended, filed by AstraZeneca Biopharmaceuticals with the SEC, and the Company’s solicitation/recommendation statement on Schedule 14D-9, as amended, filed by the Company with the SEC.  A copy of the Merger Agreement is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 23, 2007.

In the event of conflicting information in the documents referred to above, the information in the latest filed documents should be considered correct.  Holders should not assume that the information in this notice or any of the documents referred to above is accurate as of any date other than the date of the applicable document.

MEDIMMUNE, INC.

EXHIBIT A

CONVERSION NOTICE

To convert this Security in accordance with the Indenture, check the box:   ☐

To convert only part of this Security, state the principal amount to be converted (must be in multiples of $1,000):

$

If you want the stock certificate made out in another person’s name fill in the form below:

(Print or type assignee’s social security or taxpayer identification number)

(Print or type assignee’s name, address and zip code.)

Date:	Signature(s):

(Sign exactly as your name(s) appear(s) on the other side of this Security)

Signature(s) guaranteed by:
(All signatures must be guaranteed by a guarantor institution participating in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.)

A-1

METHOD OF DELIVERY

☐               CHECK HERE IF THE SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE CONVERSION AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Surrendering Institution:

DTC Account Number:

Contact Person:

Address:

Telephone (with international dialing code):

Facsimile (with international dialing code):

Date Surrendered:

Transaction Code Number:

SPECIAL ISSUANCE INSTRUCTIONS

To be completed ONLY if payments are to be made to DTC for the account of someone other than the person(s) whose signature(s) appear(s) on the Conversion Notice.

Make payment to:

(DTC Account Number)

(Account Party)

A-2

EXHIBIT B

PURCHASE NOTICE

Certificate No. of Security:

If you want to elect to have the above-referenced Security purchased by the Company pursuant to Section 3.02 of the Indenture, check the box:  ☐

If you want to elect to have only part of the above-referenced Security purchased by the Company pursuant to Section 3.02 of the Indenture, state the principal amount to be so purchased by the Company:

$
(in an integral multiple of $1,000)

Date:	Signature(s):

(Sign exactly as your name(s) appear(s) on the above-referenced Security)

Signature(s) guaranteed by:
(All signatures must be guaranteed by a guarantor institution participating in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.)

METHOD OF DELIVERY

☐               CHECK HERE IF THE SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE PAYING AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Surrendering Institution:

DTC Account Number:

Contact Person:

Address:

Telephone (with international dialing code):

Facsimile (with international dialing code):

Date Surrendered:

Transaction Code Number:

SPECIAL ISSUANCE INSTRUCTIONS

To be completed ONLY if payments are to be made to DTC for the account of someone other than the person(s) whose signature appear(s) within this Purchase Notice.

Make payment to:

(DTC Account Number)

(Account Party)

Appendix 1

WITHDRAWAL NOTICE

Name of Holder:

Certificate No. of Security:

The above-referenced Holder hereby withdraws its election to have the above-referenced Security purchased by the Company pursuant to a Repurchase Upon Fundamental Change as follows:

Principal amount of the above-referenced Security to be withdrawn from Repurchase Upon Fundamental Change:

$
(in an integral multiple of $1,000)

Principal amount of the above-referenced Security that remains subject to Repurchase Upon Fundamental Change:

$
(in an integral multiple of $1,000)

Date:	Signature(s):

(Sign exactly as your name(s) appear(s) on the above-referenced Security)

Signature(s) guaranteed by:
(All signatures must be guaranteed by a guarantor institution participating in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.)

PAYOR’S NAME: The Bank of New York, as Trustee and Conversion Agent
SUBSTITUTE	Part I — PLEASE PROVIDE YOUR TIN IN	TIN:
Form W-9	THE BOX AT THE RIGHT AND CERTIFY
	BY SIGNING AND DATING BELOW.	Social Security Number
or Employer Identification Number
Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification

Part II — For Payees exempt from backup withholding, see the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 contained in this Letter of Transmittal and complete as instructed therein.

Part III — Certification — Under penalties of perjury, I certify that:
	(1)	The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and
(2)

I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

	(3)	I am a U.S. person (including a U.S. resident alien); and
	(4)	All information provided in this form is true, correct and complete.
	SIGNATURE:	DATE:

Certification Instructions — You must cross out item (2) of Part III above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2) of Part III. (Also see the instructions in the enclosed Guidelines.)

NOTE:                  FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING AT A RATE OF 28% ON ANY REPORTABLE PAYMENTS TO YOU.  PLEASE REVIEW THE GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 CONTAINED IN THIS LETTER OF TRANSMITTAL FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature:	Date:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor. Social Security Numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help you determine the number to give the payor.

For this type of account:		Give the SOCIAL SECURITY NUMBER or EMPLOYER IDENTIFICATION NUMBER of:
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	(a) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(l)

	(b) So-called trust account that is not a legal or valid trust under State law	The actual owner(l)

5.	Sole proprietorship or single-owner LLC not electing corporate status on Form 8832	The owner(3)

6.	A valid trust, estate, or pension trust	The legal entity(4)

7.	Corporation or LLC electing corporate status on Form 8832	The corporation

8.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

9.	Partnership or multi-member LLC not electing corporate status on Form 8832	The partnership

10.	A broker or registered nominee	The broker or nominee

11.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)             List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s Social Security Number must be furnished.

(2)             Circle the minor’s name and furnish the minor’s Social Security Number.

(3)             You must show your individual name, but you may also enter your business or “doing business as” name. You may either use your Social Security Number or Employer Identification Number.

(4)             List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)

Note:       If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a Taxpayer Identification Number or you do not know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at an office of the Social Security Administration office or the Internal Revenue Service, from www.irs.gov or by calling 1-800-TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding

Backup withholding is not required on payments made to the following payees:

1.               An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), any IRA, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

2.               The United States or any of its agencies or instrumentalities.

3.               A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4.               A foreign government or any of its political subdivisions, agencies or instrumentalities.

5.               An international organization or any of its agencies, or instrumentalities.

Other payees that may be exempt from backup withholding include:

6.               A corporation.

7.               A foreign central bank of issue.

8.               A dealer in securities or commodities required to register in the U.S., the District of Columbia, or a possession of the U.S.

9.               A futures commission merchant registered with the Commodity Futures Trading Commission.

10.         A real estate investment trust.

11.         An entity registered at all times during the tax year under the Investment Company Act of 1940.

12.         A common trust fund operated by a bank under Section 584(a).

13.         A financial institution.

14.         A trust exempt from tax under Section 664 or described in Section 4947.

15.         A middleman known in the investment community as a nominee or custodian.

The chart below shows types of payments that may be exempt from backup withholding.  The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for	THEN the payment is exempt for
Interest and dividend payments	All exempt recipients except for 9
Broker Transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker.
Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5
Payments over $600 required to be reported and direct sales over $5,000	Generally, exempt recipients 1 through 7.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM IN PART II, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYOR.

Privacy Act Notice—Section 6109 of the Code requires most recipients to give their correct Taxpayer Identification Number to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold currently 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a Taxpayer Identification Number to a payor. Certain penalties may also apply.

Penalties

(1)    Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)          Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a $500 penalty.

(3)          Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)          Misuse of Taxpayer Identification Numbers. If the payor discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.